UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 29, 2012

JACOBS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-88242	34-1959351
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

17301 West Colfax Ave, Suite 250, Golden, Colorado 80401
(Address of principal executive offices)

Registrant’s telephone number, including area code 303-215-5200

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 29, 2012, Jacobs Entertainment, Inc. (the “Company” or the “Registrant”) entered into an Increase Joinder to the Credit Agreement among the Registrant, Wells Fargo Bank, N.A., as Additional Term Lender, and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent.

Generally, upon the execution of the Increase Joinder to the Credit Agreement, we borrowed an additional $5,000,000 term loan under our credit facility. The additional $5,000,000, along with the $45,000,000 of term loans in place prior to the Increase Joinder to the Credit Agreement (for an aggregate total of $50,000,000 of term loans that mature December 16, 2013), will have an interest rate of 3.25% above LIBOR.

The above description of the Increase Joinder to the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, which is attached hereto as Exhibit 10.37 and is incorporated herein by reference.

See also Items 2.01 and 9.01 below incorporated herein by this reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 21, 2012, the Company entered into a Membership Interests Purchase Agreement, closed the Membership Interests Purchase Agreement on June 29, 2012 and thereby acquired 100% of the membership interests in Cash Magic Amite, LLC, a Louisiana limited liability company (“Amite”) for $5,872,065 in cash. The Company funded the purchase price with corporate funds and term loan borrowings under its bank credit facility.

Amite owns and operates a video poker truck stop in Amite, Louisiana. The Company owns and operates 21 other similar facilities in Louisiana and has a share in revenue of a 22nd location.

Amite was acquired from Gameco Holdings, Inc. (“Gameco”), an affiliate of the Company. Amite was Gameco’s last remaining video poker truck stop. Gameco is owned and controlled by Jeffrey P. Jacobs who, directly and indirectly through family trusts, also controls the Company. Jeffrey P. Jacobs is the sole director and Chief Executive Officer of the Company.

The purchase price of $5,872,065 paid by the Company for Amite was determined in accordance with the Company’s credit facilities and was calculated as 7 multiplied by the Amite EBITDA for the four quarters ended March 31, 2012.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Filed herewith is the following:

(a)	Financial statements of business acquired:

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment not later than 71 calendar days after the date this report on Form 8-K must be filed.

(b)	Pro forma financial information:

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment not later than 71 calendar days after the date this report on Form 8-K must be filed.

(c)	Not applicable.

(d)	Exhibit No.	Description

	3.91	Articles of Organization of Cash Magic Amite, LLC.

	3.92	Limited Liability Company Agreement of Jalou Amite, LLC.

	10.36	Membership Interests Purchase Agreement effective June 29, 2012 between Jacobs Entertainment, Inc. and Gameco Holdings, Inc.

	10.37	Increase Joinder to the Credit Agreement, dated as of June 29, 2012, among the Company, Wells Fargo Bank, N.A., as Additional Term Lender, and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACOBS ENTERTAINMENT, INC.

/s/ Brett A. Kramer
Date: July 6, 2012	By: Brett A. Kramer
Its: Chief Financial Officer